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                                                                   Exhibit 10.2


                  AMENDED AND RESTATED SECURED NOTE AGREEMENT
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              AMENDED AND RESTATED AGREEMENT, dated as of this 16th day of
February, 1999 (the "Agreement"), between Monro Muffler Brake, Inc. (the "Lender"), and Robert Gross (the "Borrower").

              WHEREAS, the Lender and the Borrower entered into an employment agreement as of November 18, 1998, and effective as a date specified therein, as amended (the "Employment Agreement"), whereby, under the terms thereof, the Lender agreed to employ the Borrower to render exclusive and full-time services in the capacity of President and Chief Executive Officer of the Lender; and

              WHEREAS, pursuant to the Employment Agreement, the Borrower is required to purchase, in the open market, up to 100,000 shares of Lender common stock (the "Shares") no later than January 31, 1999; and

              WHEREAS, in connection with the purchase of the Shares, the Borrower agreed to pay an amount equal to the purchase price necessary for the purchase of the first 25,000 of the 100,000 Shares (the "Out-of-Pocket Sum"); and

              WHEREAS, pursuant to the Employment Agreement, the Lender agreed to lend to the Borrower, on a full-recourse basis, the balance required for the purchase of the remaining 75,000 Shares above the Out-of-Pocket Sum, up to $650,000; and

              WHEREAS, the Lender is prepared to make available to the Borrower, pursuant to this Agreement, such funds above the Out-of-Pocket Sum as are necessary for the purchase of the Shares.

              NOW THEREFORE, the parties hereto agree as follows:

1.       LOAN

              The Lender hereby agrees to make available to the Borrower a loan in lawful money of the United States in the principal amount (the "Principal Amount") of up to $650,000 pursuant to the terms of this Agreement (the "Loan").

2.       REPAYMENT OF PRINCIPAL

              The Principal Amount shall be due and payable by the Borrower, with such payment made in cash, in five annual installments, each equaling 20% of the Principal Amount (the "Installment Payments"), such that the first Installment Payment shall be due and payable on the first anniversary of the date of this Agreement and the last Installment Payment shall be due and payable on the fifth anniversary of the date of this Agreement; PROVIDED, HOWEVER, that if the


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Borrower is employed with the Lender pursuant to the Employment Agreement at the time any Installment Payment is due under this Section 2, such Installment Payment shall be forgiven by the Lender.

3.       INTEREST

              The Borrower agrees to pay interest on the unpaid Principal Amount outstanding under this Agreement, which interest shall be due and payable on the fifth anniversary of the date of this Agreement, at a rate per annum of 5 1/2%, compounded annually, as of the date the Lender loans the Principal Amount to the BorroweR hereunder; PROVIDED, HOWEVER, that if the Borrower is employed with the Lender pursuant to the Employment Agreement on the fifth anniversary of the date of this Agreement, the interest payment due under this Section 3 shall be forgiven by the Lender.

4.       USE OF FUNDS

              The Borrower covenants and agrees that the Principal Amount shall be used solely to finance the purchase of the Shares.

5.       SECURITY INTEREST

              To secure the full and timely payment when due of the Principal Amount, interest and other charges on the Loan, the Borrower hereby pledges and grants a first priority security interest in favor of the Lender in the Shares purchased by the Borrower with the proceeds of the Loan and shall deliver to the Lender as promptly as possible the certificates representing the Shares, duly endorsed in blank or accompanied by executed stock powers, as collateral (the "Collateral"). On any date that a portion of the principal amount of the Loan is forgiven pursuant to Section 2, a portion of the Shares shall be released from pledge hereunder equal to the lesser of (i) a number of Shares equal to the same percentage of the total number of Shares originally pledged as the percentage of the original principal amount then forgiven, and (ii) a number of shares such that, after such release, the remaining pledged shares have a fair market value of at least 150% of the remaining principal amount of the Loan.

6.       DEFAULTS

              If any of the following events shall occur: (a) a default by the Borrower in the payment of any of the obligations or liabilities of the Borrower to the Lender hereunder which default is not cured within 5 days following the applicable payment date; (b) the appointment of a custodian, trustee, liquidator or receiver for or for any of the property of, or an assignment for the benefit of creditors by, the Borrower; or (c) the Borrower shall admit in writing that he is unable to pay his debts as such debts become due (collectively, "Events of Default"); then, at the option of the Lender, all obligations of the Borrower under this Agreement shall become due and payable forthwith, upon declaration to that effect by the Lender, without notice to the Borrower, anything contained herein or in any other document, instrument or agreement the contrary notwithstanding, and the Lender shall be entitled to exercise any and all of the rights and remedies available to it

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pursuant to Section 7 hereof, including, without limitation, any and all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York, as it may be amended from time to time. All obligations of the Borrower under this Agreement shall become immediately and automatically due and payable, without presentment, demand, protest or notice of any kind, upon the commencement by or against the Borrower of a case or proceeding under any bankruptcy, insolvency or other law relating to the relief of debtors, the readjustment, composition or extension of indebtedness or reorganization or liquidation.

7.       REMEDIES IN CASE OF EVENT OF DEFAULT

              In case an Event of Default shall have occurred and be continuing, the Lender shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Lender shall be entitled, without limitation, to exercise the following rights:
(a) to receive all distributions payable in respect of the Collateral; (b) to transfer all or any part of the Borrower's interest in the Collateral into the Lender's name or the name of its nominee or nominees; (c) to vote all or any part of the Borrower's interest in the Collateral (whether or not transferred into the name of the Lender) and give all required consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Borrower hereby irrevocably constituting and appointing the Lender the proxy and attorney-in-fact of the Borrower, with full power of substitution to do so); and (d) without limiting the foregoing, at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interests therein, at any public or private sale without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Borrower), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Lender in its absolute discretion may determine.

8.       GOVERNING LAW

              The provisions of this Agreement shall be construed and interpreted and all rights and obligations hereunder shall be determined in accordance with the laws of the State of New York, without regard to the conflicts of laws provisions thereof.

9.       WAIVER OF JURY TRIAL

              The Borrower hereby waives trial by jury, presentment, demand, notice of demand, notice of dishonor, protest, non-payment and all other notices in connection with the loan.

10.      ASSIGNMENT

              The obligations or rights of the Lender hereunder shall be assignable or transferable in full or in part by the Lender without the consent of the Borrower. No obligation or

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rights of the Borrower hereunder can be assigned or transferred without the prior written consent of the Lender.

11.      NO WAIVER; CUMULATIVE REMEDIES

              No failure on the part of the Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as waiver thereof, nor shall any single or partial exercise by the Lender of any right, remedy or power hereunder preclude any other or future exercises of any other right, remedy or power. Each and every right, remedy and power hereby granted to the Lender shall be cumulative and not exclusive of any other such right, remedy or power, and may be exercised by the Lender from time to time.

12.      SEVERABILITY

              Every provision of this Agreement is intended to be severable. If any term, provision, covenant or restriction of this Agreement, or any part thereof, is held by a court of competent jurisdiction of any foreign, federal, state, county or local government or any other governmental, regulatory or administrative agency or authority to be invalid, void, unenforceable or against public policy for any reason, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

13.      HEADINGS

              The section headings in this Agreement are for convenience only and are not intended to affect the interpretation or construction of the provisions of this Amended and Restated Secured Note Agreement.

              Executed as of the date and year first above written.

         MONRO MUFFLER BRAKE, INC.

         ____________________________              ____________________________
         By:                                              Robert Gross
         Title:



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